            As filed with the Securities and Exchange Commission on

               December 2, 1998 (to be effective February 1, 1999)


                         Securities Act File No. 2-73131
                    Investment Company Act File No. 811-3220

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    X
                                                                          ---

Pre-Effective Amendment No.
                                     ---

Post-Effective Amendment No. 18                                            X
                                     ---                                  ---


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            X
                                                                          ---

                                     ---


                               Amendment No. 19                            X
                                                                          ---

                        (Check appropriate box or boxes)


                       SG COWEN STANDBY RESERVE FUND, INC.

-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Financial Square
      New York, New York                                         10005
----------------------------------------                       ----------
(address of Principal Executive Offices)                       (Zip Code)

Registrant's Telephone Number, including Area Code:          (212) 495-6000

                              Rodd M. Baxter, Esq.
                       SG Cowen Standby Reserve Fund, Inc.
                                Financial Square
                          New York, New York 10005-3597
                     ---------------------------------------
                     (Name and Address of Agent for Service)


     Copies to:               Jon S. Rand, Esq.
                          Willkie, Farr & Gallagher
                             787 Seventh Avenue
                          New York, New York 10019



                Approximate Date of Proposed Public Offering:
                 As soon as practicable after the effective
                    date of this Registration Statement

It is proposed that this filing will become effective (check appropriate box):


     Immediately upon filing pursuant to paragraph (b), or
---


     on            pursuant to paragraph (b), or
---


     60 days after filing pursuant to paragraph (a), or
---


 X   on February 1, 1999 pursuant to paragraph (a)(1)
---


     75 days after filing pursuant to paragraph (a)(2)
---

     on (date) pursuant to paragraph (a)(2) of Rule 485.
---

                            SG Cowen Standby Reserve
                                   Fund, Inc.


                          SG Cowen Standby Tax-Exempt
                               Reserve Fund,Inc.



     Financial Square  New York, NY 10005-3597  800-262-7116  212-495-6724



Like shares of all mutual funds, these shares have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy of this prospectus. Any representation to the contrary is a criminal offense.


     [LOGO]                                   [LOGO]

                               TABLE OF CONTENTS



                                                              Page
                                                           -----------
Fund Profiles

SG Cowen Standby Reserve Fund............................           3

SG Cowen Standby Tax-Exempt Reserve Fund.................           4

How We Manage the Funds..................................           7

Our investment strategies................................           7

The securities in which we typically invest..............           7

  SG Cowen Standby Reserve Fund..........................           7

  SG Cowen Standby Tax-Exempt Reserve Fund...............           8

The Risks of Investing in the Funds......................           8

Who Manages the Funds....................................           9

Investment manager.......................................           9

Management fees..........................................           9

About Your Account.......................................           9

How to buy shares........................................           9

How to sell shares.......................................          10

Account minimum..........................................          10

Special services.........................................          10

Dividends, Distributions and Taxes.......................          11

Financial Highlights.....................................          12

SG Cowen Standby Reserve Fund



What are the Fund's goals?



    The Fund is a money market fund and seeks maximum current income consistent with preserving capital and maintaining liquidity. Although the Fund will strive to achieve this goal, there is no assurance that it will.



What are the Fund's main investment strategies?



    We invest in short-term money market instruments. Following guidelines established by the Fund's Board of Directors, we invest only in those securities we determine to be of high quality and carry a minimum credit risk. While we emphasize income from such investments, we consider carefully security of principal, marketability, and diversity of investments.



    Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and statement of additional information.



What are the main risks of investing in the Fund?



    Investing in any mutual fund involves risk. An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. Turn to page x for more complete discussion of risk.



    An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



How has the Fund performed?



    The bar chart and table below can help you evaluate the potential risks and rewards of investing in the Fund. They show how returns for the Fund's shares have varied over the past ten calendar years, as well as the average annual returns of these shares for one, five, and ten years compared to the performance of the IBC Money Fund Average (First Tier). The Fund's past performance is not necessarily an indication of how it will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  YEAR BY YEAR RETURNS

                                                  IBC's First Tier
                           SG Cowen Standby              Retail --
                               Reserve Fund              AVG/Total
1997 Returns                           4.94                   4.90
1996 Returns                           4.75                   4.76
1995 Returns                           5.26                   5.31
1994 Returns                           3.62                   3.63
1993 Returns                           2.69                   2.60
1992 Returns                           3.81                   3.59
1991 Returns                           5.43                   5.89
1990 Returns                           7.58                   7.88
1989 Returns                           8.56                   8.90
1988 Returns                           6.94                   7.26

Year-by-Year Returns



    FOOTNOTE TO BAR CHART: During the ten years illustrated in the bar chart, the Fund's highest return in one calendar quarter was XX% and its lowest return in one calendar quarter was XX%.


                                         Returns      Returns      Returns      Returns      Returns      Returns      Returns
                                          1997         1996         1995         1994         1993         1992         1991
                                       -----------  -----------  -----------  -----------  -----------  -----------  -----------
SG Cowen Standby Reserve Fund........        4.94         4.75         5.26         3.62         2.69         3.81         5.43
IBC's First Tier -- AVG/Total........        4.90         4.76         5.31         3.63         2.60         3.59         5.89

                                         Returns      Returns      Returns
                                          1990         1989         1988
                                       -----------  -----------  -----------
SG Cowen Standby Reserve Fund........        7.58         8.56         6.94
IBC's First Tier -- AVG/Total........        7.88         8.90         7.26



Average Annual Returns as of 12/31/98



                                                        1 Year     5 Years   10 Years
                                                       ---------  ---------  ---------
SG Cowen Standby Reserve Fund........................
IBC Money Fund Average (First Tier)..................



What are the Fund's fees and expenses?



    These tables describe the fees and expenses you may pay in connection with an investment in the Fund.



Annual Fund Operating Expenses for Fiscal Year Ended September 30, 1998
  Paid from the Fund's Assets



Management Fees.........................................................      0.50%
Distribution and Service (12b-1) Fees...................................       None
Other Expenses..........................................................      0.15%
Total Annual Fund Operating Expenses....................................      0.65%



Example



    This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000, assuming an annual 5% return, the fund's operating expenses remain the same and you redeem all of your shares at the end of each period. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.



  1 Year       3 Years      5 Years     10 Years
-----------  -----------  -----------  -----------
 $      66    $     208    $     362    $     810



SG Cowen Standby Tax-Exempt Reserve Fund



What are the Fund's goals?



    The Fund is a money market fund and seeks maximum current income that is exempt from federal income taxes consistent with preserving capital and maintaining liquidity. Although the Fund will strive to achieve this goal, there is no assurance that it will.

What are the Fund's main investment strategies?



    Under normal market conditions, we invest at least 80% of the Fund's net assets in short-term, tax-exempt municipal securities. Following guidelines established by the Fund's Board of Directors, we invest only in those municipal securities we determine to be of high quality and carry a minimum credit risk. While we emphasize income from such investments, we consider carefully security of principal, marketability, and diversity of investments.



    Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and statement of additional information



What are the main risks of investing in the Fund?



    Investing in any mutual Fund involves risk. An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. Turn to page x for a more complete discussion of risk.



    An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



How has the Fund performed?



    The bar chart and table below can help you evaluate the potential risks and rewards of investing in the Fund. We show how returns for the Fund's shares have varied over the past ten calendar years, as well as the average annual returns of these shares for one, five, and ten years compared to the performance of the IBC Tax Free Fund Average (Broker and General Purpose). The Fund's past performance is not necessarily an indication of how it will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  YEAR BY YEAR RETURNS

                           SG Cowen Standby          IBC's National Retail --
                                                  AVG/Total -- Stock Broker &
                           T-E Reserve Fund                           General
1997 Returns                           3.12                              3.04
1996 Returns                           2.95                              2.89
1995 Returns                           3.23                              3.30
1994 Returns                           2.30                              2.32
1993 Returns                           1.89                              1.92
1992 Returns                           2.51                              2.54
1991 Returns                           3.97                              4.10
1990 Returns                           5.30                              5.39
1989 Returns                           5.79                              5.83
1988 Returns                           4.74                              4.76

Year-by-Year Returns



    FOOTNOTE TO BAR CHART: During the ten years illustrated in the bar chart, the Fund's highest return in one calendar quarter was XX% and its lowest return in one calendar quarter was %.


                                         Returns      Returns      Returns      Returns      Returns      Returns      Returns
                                          1997         1996         1995         1994         1993         1992         1991
                                       -----------  -----------  -----------  -----------  -----------  -----------  -----------
SG Cowen Standby T-E Reserve Fund....        3.12         2.95         3.23         2.30         1.89         2.51         3.97
IBC's National Retail -- AVG/Total...        3.04         2.89         3.30         2.32         1.92         2.54         4.10

                                         Returns      Returns      Returns
                                          1990         1989         1988
                                       -----------  -----------  -----------
SG Cowen Standby T-E Reserve Fund....        5.30         5.79         4.74
IBC's National Retail -- AVG/Total...        5.39         5.83         4.76



Average Annual Returns as of 12/31/98



                                                        1 Year     5 Years   10 Years
                                                       ---------  ---------  ---------
SG Cowen Standby Tax-Exempt Reserve Fund.............
IBC Tax Free Fund Average (Broker and General
  Purpose)...........................................



What are the Fund's fees and expenses?



    These tables describe the fees and expenses you may pay in connection with an investment in the Fund.



Annual Fund Operating Expenses Paid from the Fund's Assets.



Management Fees(1)......................................................      0.50%
Distribution and Service (12b-1) Fees...................................       None
Other Expenses(1).......................................................      0.14%
Total Annual Fund Operating Expenses(2).................................      0.64%


------------


(1) The above table does not reflect SG Cowen's voluntary waiver of 0.10% of its management fee. The total annual fund operating expenses after considering this waiver was 0.54%. SG Cowen is under no obligation to continue this waiver.



(2) These expenses include actual fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees for the Fund's fiscal year that ended September 30, 1998. These expenses vary from year to year.



Example



    This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual Funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000, assuming an annual 5% return, the Fund's operating expenses remain the same and you redeem all of your shares at the end of each period. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.



  1 Year       3 Years      5 Years     10 Years
-----------  -----------  -----------  -----------
 $      65    $     205    $     357    $     798

                            HOW WE MANAGE THE FUNDS



Our Investment Strategies



    We analyze economic and market conditions, seeking to identify the securities that we think make the best investments in pursuit of our investment objective of current income consistent with preserving capital and maintaining liquidity. We blend a number of investment strategies to manage the Funds.



The Securities in which We Typically Invest



    The following is a description of the securities in which we normally invest.



SG Cowen Standby Reserve Fund



    We invest only in those securities rated in the highest categories of a nationally recognized rating organization. If a security is not rated, we invest only in those which we deem to be of comparable quality to those securities described in the previous sentence.



U.S. Government Securities



    U.S. government securities include U.S. Treasury bills, notes and bonds, as well as securities issued or guaranteed by U.S. government agencies or instrumentalities.



Bank Instruments



    Bank instruments include certificates of deposit and bankers' acceptances issued by domestic and foreign banks, savings and loan associations and similar institutions with a minimum of $1 billion in assets. We invest only in instruments issued by domestic branches of U.S. and foreign banks, and London branches of U.S. banks.



Commercial Paper



    Short-term debt obligations, or notes, with maturities ranging from 2 to 270 days, issued by banks, corporations, and others are known as commercial paper.



Medium Term Notes



    Medium term debt obligations, or notes, mature more than 270 days after they are issued.



Variable Rate Notes



    A variable rate note is a debt obligation whose interest rate is adjusted on set dates according to a benchmark interest rate such as the London Interbank Offered Rate (LIBOR), which is the rate that the most creditworthy international banks charge each other for loans.



Floating Rate Notes



    A floating rate note is a debt obligation whose interest rate changes whenever a specified benchmark interest rate, such as the federal funds rate, changes.

Repurchase Agreements



    A repurchase agreement is an agreement between a buyer and seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate.



SG Cowen Standby Tax-Exempt Reserve Fund



    We invest only in those securities rated in the highest categories of a nationally recognized rating organization. If a security is not rated, we invest only in those which we deem to be of comparable quality to those securities described in the previous sentence. The interest earned on all the securities set forth below is exempt from federal taxation.



Municipal Securities



    States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations, and financing general operating expenses. A municipality may issue general obligation bonds which are secured by its taxing power, or it may issue revenue bonds which are payable from the revenues of a particular project or a special excise tax. A municipality may also issue commercial paper which is a short-term, unsecured debt obligation.



Variable Rate Demand Notes



    A variable rate note is a debt obligation whose interest rate is adjusted on set dates according to a benchmark interest rate. The demand feature enables the Fund to redeem the note at any time or at specified intervals.



Tax-Exempt Floating Rate Notes



    A debt security whose interest rate is adjusted periodically, usually every six months.



Tax-Exempt Commercial Paper



    Short-term debt obligations or notes with maturities usually ranging from 30 to 270 days issued by municipalities.



                      THE RISKS OF INVESTING IN THE FUNDS



    Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment. Therefore, before you invest in these Funds you should carefully evaluate the risks. The chief risk you assume when investing in the Funds is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities, especially those securities with longer maturities, may decrease. Market risk is the risk that the securities in a certain market such as the bond market will decline in value because of factors such as economic conditions, future expectations or investor confidence. As money market funds, the Funds seek to preserve the value of your investment at $1.00 per share.

Year 2000 Risks



    Like other mutual funds, the Funds could be adversely affected if the computer systems used by SG Cowen and other service providers do not properly process and calculate date-related information after January 1, 2000. This is commonly known as the "Year 2000 Problem." SG Cowen is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses, and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.



                             WHO MANAGES THE FUNDS



    The officers of each Fund conduct the Fund's daily business operations, subject to the supervision of the Funds' Boards of Directors.



Investment Manager



    From the Funds' commencement of operations until July 1, 1998, Cowen & Co. ("Cowen") served as investment manager. On July 1, 1998, Cowen's business was combined with Societe Generale Securities Corporation a subsidiary of Societe Generale ("SG") to form SG Cowen Securities Corporation. SG, a leading international commercial and investment bank established in 1864, has a global network of offices in over 80 countries. Since July 1, 1998, SG Cowen has served as the new investment manager to the Funds, with the existing investment management personnel of Cowen continuing to provide investment management services to the Funds for the same management fees described below. SG Cowen Securities Corporation, which currently manages approximately $6 billion in assets, manages the Funds' business affairs, including being responsible for each Fund's investment program and provides daily administrative services.



Management Fees



    For managing the SG Cowen Standby Reserve Fund, Inc. and its investments, the adviser is paid a yearly fee of 0.50% for the first $1.5 billion of daily net asset value, 0.475% for the next $1 billion, and 0.45% for assets over $2.5 billion.



    For managing the SG Cowen Standby Tax-Exempt Reserve Fund, Inc. and its investments, the adviser is paid a yearly fee of 0.50% of the Fund's daily net asset value.



                             ALL ABOUT YOUR ACCOUNT



How to Buy Shares



    To invest in a Fund, if you have an account at SG Cowen, merely direct your representative to invest in the Fund. You do not need to have an account with SG Cowen to purchase shares in a Fund. Simply have your financial representative purchase the shares. You can also contact the Fund directly at (800) 309-1111. There is no charge for establishing or maintaining an account. If you want to purchase shares by wire, contact the Fund directly at (800) 309-1111. You can open an account with an initial investment of $500, and make additional investments at any time for as little as $500. The minimum investment for SEP-IRA and IRA accounts is $100. The price you pay for shares will depend on when we receive your purchase order.

    Each Fund reserves the right to vary these amounts. Each Fund's shares are sold on each business day. If we receive your order before 2:00 p.m. Eastern time on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after 2:00 p.m., you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.



    Normally, we determine each Fund's net asset value (NAV) per share as of 2:00 p.m. Eastern time each day the New York Stock Exchange is open for business. We calculate the net asset value by adding the market value of all the securities and other assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price the investments of each Fund on the basis of amortized cost.



How to Sell Shares



    You can redeem your shares (sell them back to the fund) by mail by writing to: DST Systems, Inc., 210 West 10th Street, Kansas City, MO. 64105. Your request must be signed by all owners of the account, and you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. You can redeem your shares by telephone or wire, with the proceeds sent to your bank the next business day after we receive your request. However, you bear the risk of loss for any fraudulent oral redemption order. You can sell $100 or more of your shares by writing a check payable to the order of any person. You may also sell your shares through a broker - dealer, who may charge a fee for this service. If you hold your shares in certificates, you must submit the certificates with your request to sell the shares.



    When you send us a properly completed request to sell or exchange shares, by 2:00 p.m. Eastern time on any day the New York Stock Exchange is open for business, you will receive the net asset value as determined on the business day we receive your request. We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send you the proceeds from the sale of your shares.



Account Minimum



    If as a result of redemption your account balance falls below the required minimum amount of $500, you will have 30 days to raise the balance to the minimum after we notify you in writing. If your account is not at the minimum by the required time, we may redeem it.



Special Services



    To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at (800) 309-1111.



- You can exchange all or part of your shares for shares in another SG Cowen money market fund without paying a sales charge. When you exchange shares, you are purchasing shares in another fund so you should be sure get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. If you exchange your shares for shares in a SG Cowen non-money market fund, you will have to pay any applicable sales charges for the shares you purchase.

- You can automatically invest any free credit balance over $100 in your SG Cowen securities account in a Fund daily. You can also automatically invest any free credit balances over $1.00 but below a Fund's minimum requirement weekly. For a participant in this program, redemption of shares of the Fund will be effected automatically on each business day to satisfy the debit balances in the shareholder's securities account. Shareholders who are investors in both Funds must designate which Fund they wish to use. Free credit balances in a shareholder's securities account will be automatically invested into the chosen Fund and debit balances will be satisfied from the Fund before debiting other assets in the account. No fee is charged with respect to these automatic transactions. SG Cowen reserves the right, however, upon notification to all participants, to impose a fee in the future.



- You may buy shares in the SG Cowen Standby Reserve Fund, Inc. for your individual or group retirement plan, including your Individual Retirement Account (IRA), Roth IRA and Education IRA.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES



    The Funds declare dividends daily and pay them monthly, while any net realized capital gains are distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise. Your shares begin accruing dividends on the day after your purchase order becomes effective and they continue accruing dividends through and including the day your order to redeem and sell your shares becomes effective.



    The tax status of your dividends in these Funds are not affected by whether you reinvest your dividends or receive them in cash.



    Because the Standby Tax-Exempt Reserve Fund invests in municipal bonds, certain dividends you receive will be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax (AMT). If you receive social security benefits, you should be aware that any tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.



    Dividends paid by the SG Cowen Standby Reserve Fund from short-term capital gains and net investment income are generally taxable as ordinary income. In addition, you may be subject to state and local taxes on distributions.



    Because we do not expect either of the Funds to have long-term capital gains, we do not expect any of the Funds' distributions or dividends to be taxable as long-term capital gains. Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.



    We will send you a statement each year detailing the amount and tax status of all dividends and capital gains that you were paid during the prior year.

                              FINANCIAL HIGHLIGHTS



    These financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. All information reflects financial results for a single share in each Fund. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling (800) 309-1111.


                                                                        SG Cowen Standby Reserve Fund
                                                      ------------------------------------------------------------------
                                                                           Year Ended September 30,
                                                      ------------------------------------------------------------------
                                                          1998          1997          1996         1995         1994
                                                      ------------  ------------  ------------  -----------  -----------
NET ASSET VALUE
  Beginning of Year.................................     $    1.00     $    1.00     $    1.00    $    1.00    $    1.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.............................          0.05          0.05          0.05         0.05         0.03
LESS DISTRIBUTIONS
  Dividends from Net Investment Income..............         (0.05)        (0.05)        (0.05)       (0.05)       (0.03)
                                                            ------        ------        ------  -----------  -----------
NET ASSET VALUE
  End of Year.......................................     $    1.00     $    1.00     $    1.00    $    1.00    $    1.00
                                                            ------        ------        ------  -----------  -----------
                                                            ------        ------        ------  -----------  -----------
Total Return........................................          5.13%         4.98%         4.97%        5.23%        3.14%
RATIOS/SUPPLEMENTAL DATA
  Net Assets (000 omitted)..........................    $1,475,639    $1,337,467    $1,101,944     $890,888     $692,609
  Ratio of Expenses to Average Net Assets...........          0.65%         0.69%         0.71%        0.71%        0.64%
  Ratio of Net Investment Income to Average Net
   Assets...........................................          5.03%         4.89%         4.89%        5.13%        3.11%


                                                                   SG Cowen Standby Tax-Exempt Reserve Fund
                                                      ------------------------------------------------------------------
                                                                           Year Ended September 30,
                                                      ------------------------------------------------------------------
                                                          1998          1997          1996         1995         1994
                                                      ------------  ------------  ------------  -----------  -----------
NET ASSET VALUE
  Beginning of Year.................................     $    1.00     $    1.00     $    1.00    $    1.00    $    1.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.............................          0.03          0.03          0.03         0.03         0.02
LESS DISTRIBUTIONS
  Dividends from Net Investment Income..............         (0.03)        (0.03)        (0.03)       (0.03)       (0.02)
                                                            ------        ------        ------  -----------  -----------
NET ASSET VALUE
  End of Year.......................................     $    1.00     $    1.00     $    1.00    $    1.00    $    1.00
                                                            ------        ------        ------  -----------  -----------
                                                            ------        ------        ------  -----------  -----------
Total Return........................................          3.10%         3.11%         3.07%        3.19%        2.11%
RATIOS/SUPPLEMENTAL DATA
  Net Assets (000 omitted)..........................      $218,064      $187,213      $171,055     $122,536     $120,704
  Ratio of Expenses to Average Net Assets*..........          0.54%         0.56%         0.59%        0.61%        0.58%
  Ratio of Net Investment Income to Average Net
   Assets*..........................................          3.06%         3.07%         3.01%        3.14%        2.03%
INVESTMENT ADVISORY FEES WAIVED
  Amount............................................      $197,675      $181,100      $156,993     $124,784     $130,483
  Ratio to Average Net Assets.......................          0.10%         0.10%         0.10%        0.10%        0.10%


---------------


* Net of Waiver

    Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. You can find more detailed information about each Fund in its current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at Financial Square, New York, NY 10005 or call toll-free (800) 309-1111.



    You can find reports and other information about the Funds on the SEC Web site (http://www.sec.gov), or you can get copies of this information, after paying of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including their Statements of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D. C. You can get information on the public reference room by calling the SEC at (800) SEC-0330.



811-4344    811-3220

                         STATEMENT OF ADDITIONAL INFORMATION


                                   February 1, 1999


                         SG COWEN STANDBY RESERVE FUND, INC.

                    SG COWEN STANDBY TAX-EXEMPT RESERVE FUND, INC.

                      Financial Square, New York, New York 10005
                            (212) 495-6724, (800) 262-7116

     Contents                                                          Page
     --------                                                          ----

     History . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

     Investment Objective, Policies and Strategies . . . . . . . . . . . .2

          Reserve Fund . . . . . . . . . . . . . . . . . . . . . . . . . .2
          Tax-Exempt Fund. . . . . . . . . . . . . . . . . . . . . . . . .6

     Management of the Funds . . . . . . . . . . . . . . . . . . . . . . 12

     Purchase, Redemption and Pricing of Shares. . . . . . . . . . . . . 16

     Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . 17

     Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

     Taxation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

     Determination of Yield. . . . . . . . . . . . . . . . . . . . . . . 19

     Auditors and Counsel. . . . . . . . . . . . . . . . . . . . . . . . 22

     Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . 22

     APPENDIX- Description of Ratings. . . . . . . . . . . . . . . . . . 23

     This Statement of Additional Information is meant to be read in conjunction with the Prospectus of SG Cowen Standby Reserve Fund, Inc. ("Reserve Fund") and SG Cowen Standby Tax-Exempt Reserve Fund, Inc. ("Tax-Exempt Fund) also collectively known as the "Funds" dated February 1, 1999, and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Funds' Prospectus may be obtained by calling Funds Distributor, Inc, the Funds' principal underwriter, at 1-800-221-7930 or by contacting any SG Cowen Securities Corporation ("SG Cowen") account representative. The Funds financial statements and auditor's report herein for the fiscal year ended September 30, 1998 are incorporated by reference to the Funds' Annual Report, which may be obtained without charge by calling the toll-fee number above. SG Cowen is the investment manager to the Funds.


HISTORY

     Reserve Fund was incorporated on June 19, 1981 under the laws of the State of Maryland and commenced operations on October 22, 1981. Tax-Exempt Fund was incorporated on June 5, 1985 under the laws of the State of Maryland and commenced operations on April 1, 1986. On July 1, 1998, the names of the Funds were changed from Cowen Standby Reserve Fund, Inc. and Cowen Standby Reserve Fund, Inc. to SG Cowen Standby Reserve Fund, Inc. and SG Cowen Standby Tax-Exempt Reserve Fund, Inc. respectively.


INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES
     RESERVE FUND

     Reserve Fund is a diversified open-end management investment company. The investment objective of Reserve Fund is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The following policies supplement the descriptions of Reserve Fund's investment objective, policies and strategies in the Prospectus.

UNITED STATES GOVERNMENT, AGENCY AND INSTRUMENTALITY SECURITIES

     United States government, agency and instrumentality securities in which Reserve Fund may invest include Treasury Bills, Treasury Notes and Treasury Bonds; other obligations which are supported by the full faith and credit of the United States Treasury, such as Government National Mortgage Association pass-through certificates; obligations which are supported by the right of the issuer to borrow from the Treasury, such as securities of Federal Home Loan Banks; and obligations which are supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds.

     Reserve Fund has the ability to invest in agency obligations which are supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds. Because the United States government is not obligated by law to provide financial support to an instrumentality it sponsors, Reserve Fund will invest in obligations issued by such an instrumentality only when SG Cowen determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by Reserve Fund.

BANK OBLIGATIONS

     Bank obligations will include U.S. dollar denominated instruments issued or supported by the credit of U. S. banks or foreign banks or savings institutions. Certificates of deposit ("CDs") and bankers' acceptances ("BAs") in which Reserve Fund may invest generally are limited to those instruments issued by domestic or foreign commercial banks, savings and loan associations and similar institutions having total assets in excess of $1 billion. CDs are short-term negotiable obligations of commercial banks, and BAs are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. Reserve Fund will concentrate its investments in the banking industry, investing in CD's and BA's of domestic branches of U. S. banks, London branches of U. S. banks and domestic branches of foreign banks. Reserve Fund's investments in the obligations of London branches of U. S. banks and domestic branches of foreign banks may subject Reserve Fund to investment risks that are different in some respects from those of investments in obligations of U. S. issuers. For example, there may be less publicly available information about such entities than about domestic banks and their domestic branches. Reserve Fund will acquire securities issued by London branches of U. S. banks or domestic branches of foreign banks only when SG Cowen believes that the risk associated with such instruments is minimal.

     REPURCHASE AGREEMENTS

     Reserve Fund may purchase debt instruments and concurrently enter into repurchase agreements with sellers of the securities. Under a repurchase agreement, Reserve Fund may acquire an underlying debt instrument for a relatively short period subject to an obligation of the seller to repurchase and the Company to resell the instrument at a fixed price and time, thereby determining the yield during the Company's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans by Reserve Fund. The obligation of the seller to repurchase the instrument at the agreed-upon price and time is in effect secured by the value of the instrument. If a seller defaults on its obligation to repurchase the underlying security, Reserve Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. Furthermore, should the defaulting seller file for bankruptcy, Reserve Fund could incur certain costs in establishing its right to dispose of the collateral or experience delays or be subject to limitations in its realization thereon. However, Reserve Fund will not enter into repurchase agreements maturing in more than seven days in an amount which, when added to any other securities which are restricted as to resale or securities without readily available market quotations, would exceed 10% of Reserve Fund's total assets.

     Reserve Fund will enter into repurchase agreements with respect to its portfolio securities with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement, the selling institution will be required to maintain collateral deposits equal at all times to the value of the securities subject to the repurchase agreement at not less than their repurchase price. SG Cowen, acting under the supervision of Reserve Fund's Board of Directors, reviews the creditworthiness of those non-bank dealers and member banks of the Federal Reserve System with whom the Reserve Fund enters into repurchase agreements to evaluate these risks.

COMMERCIAL PAPER

     Commercial paper purchased by Reserve Fund is limited to direct obligations of issuers. Included among the commercial paper Reserve Fund may purchase is paper that may be purchased or sold only in private transactions; Reserve Fund's investments in such commercial paper will be subject to Reserve Fund's limitation on investments in securities with contractual or other restriction on resale.

MEDIUM TERM NOTES

Medium term notes are issued by banks and business corporations. They are unsecured debt instruments evidencing an obligation to pay a stated principal amount at a stated maturity date more than 270 days from issuance. Reserve Fund will not purchase medium term notes maturing more than one year after the date of purchase.

VARIABLE AND FLOATING RATE NOTES

     Reserve Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by Reserve Fund will be determined by SG Cowen under guidelines established by Reserve Fund's Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by Reserve Fund, it may resell a note at any time to a third party. The absence of an active secondary market, however, could make it difficult for Reserve Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and Reserve Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.


OTHER INVESTMENT LIMITATIONS

     The following investment limitations may not be changed without the affirmative vote of the holders of a majority of Reserve Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% of Reserve Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of Reserve Fund's outstanding shares.

          Reserve Fund may not:

     1. Purchase common stocks, preferred stocks, warrants, other equity securities, state bonds municipal bonds or industrial revenue bonds;

     2. Borrow money except from banks for temporary or emergency purposes including meeting redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of Reserve Fund's total assets (including the amount borrowed) valued at the lesser of cost or market less liabilities (not including the amount borrowed) at the time the borrowing is made. The borrowings will be repaid before any additional investments are made;

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net total assets but only to secure borrowings for temporary or emergency purposes;

     4.   Sell securities short or purchase securities on margin;

     5.   Write or purchase put or call options;

     6. Underwrite the securities of other issuers or purchase securities with contractual or other restrictions on resale;

     7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts or oil and gas interests;

     8. Make loans to others except through purchasing qualified debt obligations, loaning portfolio securities (see item 13, below), and entering into repurchase agreements referred to under "Investment Objective and Policies" (see also item 14, below);

     9. Subject to the diversification requirements of Section 5 of the 1940 Act invest more than 15% of its assets in the obligations (including repurchase agreements) of any one bank, or invest more than 5% of its assets in the commercial paper of any one issuer;

     10. Invest more than 25% of its assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the United States government, its agencies or instrumentalities, certificates of deposit and bankers acceptances;

     11.  Invest in companies for the purpose of exercising control;

     12. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;

     13. Lend its portfolio securities in excess of 20% of its total assets, taken at their value. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and Reserve Fund's Board of Directors, including maintenance of collateral of the borrower equal at all times to the current market value of the securities loaned;

     14. Invest more than 10% of its assets in unmarketable securities, including restricted securities, other unmarketable securities, and repurchase agreements maturing in more than seven days from the date of acquisition.

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

     TAX-EXEMPT FUND

     The Tax-Exempt Fund is a diversified open-end management investment company. The investment objective of Tax-Exempt Fund is the maximization of current income that is exempt from federal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.

     At least 80% of Tax-Exempt Fund's assets will be invested in short-term tax-exempt debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions ("Municipal Securities"). Tax-Exempt Fund will invest in Municipal Securities only if they are determined to be of high quality and to present minimal credit risk pursuant to guidelines established by Tax-Exempt Fund's Board of Directors. Municipal Securities in which Tax-Exempt Fund may invest include: (a) commercial paper, which typically represents short-term, unsecured, negotiable promissory notes, issued to meet seasonal working capital needs of municipalities or to provide interim construction financing; (b) notes used to provide for short-term capital needs, usually with a maturity of one year or less, such as Tax Anticipation, Bond Anticipation and Revenue Anticipation Notes and other short-term loans; and
(c) bonds classified principally as (i) General Obligation Bonds, which are used to finance public projects and are secured by the issuer's taxing power for the payment of principal and interest and (ii) Revenue Bonds issued to finance a specific, revenue-generating capital project and payable only from the proceeds of the specific revenue source. The identification of the issuer of a Municipal Security depends upon the terms and conditions of the security. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separated by those of the government creating the issuing entity and a security is backed only by assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user then the non-governmental user would be deemed to be the sole issuer. If, however, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.
     There are, of course, variations in the quality of Municipal Securities, both within a particular classification and among classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Rating Service a division of The McGraw-Hill Companies Inc. ("S&P"), Duff & Phelps, Inc. ("D&P"), Fitch Investors Services, Inc. ("Fitch"), IBCA Limited ("IBCA") and Thomson Bankwatch ("Thomson") represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by Tax-Exempt Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by Tax-Exempt Fund. Tax-Exempt Fund's investment manager will consider such an event in determining whether Tax-Exempt Fund should continue to hold the obligation. See the Appendix attached hereto for further information concerning the ratings.

     An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

VARIABLE RATE DEMAND NOTES

     Municipal Securities purchased by Tax-Exempt Fund may include variable rate demand notes issued by industrial development authorities and other governmental entities. Although variable rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by Tax-Exempt Fund will be determined by SG Cowen to be of comparable quality at the time of purchase to instruments rated "high quality" (i.e., within the two highest ratings) by any major rating service. Tax-Exempt Fund may invest in variable rate demand notes carrying stated maturities in excess of one year at the date of purchase by Tax-Exempt Fund if such variable rate demand notes carry demand features permitting Tax-Exempt Fund to redeem at any time or, under certain conditions, at specified periodic intervals, not exceeding one year, in either case upon such notice as is deemed appropriate by the SEC or its staff, currently not more than seven days. Frequently such obligations are secured by irrevocable letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by SG Cowen, also be equivalent to the quality standards set forth above. In addition, while there is no active secondary market with respect to a particular variable rate demand note purchased by

Tax-Exempt Fund, Tax-Exempt Fund may, upon the seven days notice specified in the note, demand payment of the principal of and accrued interest on the note. The absence of such an active secondary market, however, could make it difficult for Tax-Exempt Fund to dispose of the variable rate demand note involved, in the event the issuer of the note defaulted on its payment obligations, and Tax-Exempt Fund could, for this or other reasons, suffer a loss of principal and interest.

     Tax-Exempt Fund may invest in participating interests purchased from banks in variable rate Municipal Securities (such as industrial development bonds) owned by banks. If necessary in the opinion of Tax-Exempt Fund's investment manager, participation interests will carry a liquidity feature permitting Tax-Exempt Fund to tender them back to the bank or will be backed by an irrevocable letter of credit or guarantee of a bank which SG Cowen has determined to be equivalent to the quality standards set forth above.

WHEN-ISSUED SECURITIES

     Tax-Exempt Fund may also purchase Municipal Securities on a "when-issued" basis. Tax-Exempt Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. Tax-Exempt Fund will generally not pay for such securities or start earning interest on them until they are received; thus, they involve a form of leveraging. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value, both before and after delivery, based upon changes in the general level of interest rates and other market factors. Although Tax-Exempt Fund may purchase when-issued securities without limit, Tax-Exempt Fund expects that commitments to purchase when-issued securities normally will not exceed 25% of the value of its total assets and that a commitment by Tax-Exempt Fund to purchase when-issued securities will not exceed 45 days. Due to fluctuations in the value of Municipal Securities purchased on a when-issued basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to Tax-Exempt Fund.

STAND-BY COMMITMENTS

     Tax-Exempt Fund may acquire "stand-by commitments" (sometimes referred to as "puts") with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase, at Tax-Exempt Fund's option, specified Municipal Securities at a specified price. Tax-Exempt Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the opinion of Tax-Exempt Fund's investment manager, present minimal credit risks. If SG Cowen deems it necessary or advisable, Tax-Exempt Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). In evaluating the creditworthiness of the issuer of a stand-by commitment, SG Cowen will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. Tax-Exempt Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.
REVERSE REPURCHASE AGREEMENTS

     Tax-Exempt Fund may borrow funds for temporary purposes and not for leverage by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed-upon date and price (a "reverse repurchase agreement"). At the time Tax-Exempt Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash, United States government securities or high-grade debt obligations having a value equal to the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities sold by Tax-Exempt Fund may decline below the repurchase price of those securities. Repurchase agreements are considered to be loans and reverse repurchase agreements are considered to be borrowings by Tax-Exempt Fund under the 1940 Act.

TAXABLE INVESTMENTS

     Under certain circumstances, Tax-Exempt Fund may for temporary defensive or other purposes invest in certain short-term taxable securities when Tax-Exempt Fund's investment manager believes that it would be in the best interests of Tax-Exempt Fund's investors to do so. Taxable securities in which Tax-Exempt Fund may invest on a short-term basis are obligations of the United States government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; commercial paper and other debt securities rated within the two highest ratings by a nationally recognized statistical rating organization ("NRSRO"); bank obligations including certificates of deposit issued by domestic branches of U.S. banks with assets of $1 billion or more. At no time will more than 20% of Tax-Exempt Fund's total assets be invested in taxable short-term securities unless SG Cowen has determined to adopt temporarily a defensive investment policy in the face of adverse market conditions affecting the market for Municipal Securities in general.

SPECIAL CONSIDERATIONS

     In seeking to achieve its investment objective Tax-Exempt Fund may invest all or any part of its assets in Municipal Securities which are industrial development bonds. Moreover, although Tax-Exempt Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of economically related projects, if such investment is deemed necessary or appropriate by SG Cowen. To the extent that Tax-Exempt Fund's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, Tax-Exempt Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if Tax-Exempt Fund's assets were not so concentrated.

OTHER INVESTMENT LIMITATIONS

     The following investment limitations may not be changed without the affirmative vote of the holders of a majority of Tax-Exempt Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of Tax-Exempt Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

     Tax-Exempt Fund may not:

     1. Invest less than 80% of its assets in securities the interest on which is exempt from federal income tax, except during temporary defensive periods as determined by SG Cowen;

     2. Purchase the securities of any issuer if as a result with respect to 75% Of Tax-Exempt Fund's assets, more than 5% of the value of the total assets of Tax-Exempt Fund would be invested in the securities of such issuer and not more than 10% of the outstanding voting securities of such issuer. Moreover, not more than 25% of the value of Tax-Exempt Fund's total assets will be invested in the securities, other than Government securities, of any one issuer or of two or more issuers that Tax-Exempt Fund is deemed to control and which are engaged in similar or related trades or businesses. For purposes of these limitations a Government security includes securities issued by the U. S. Government, its agencies and instrumentalities. For purposes of these limitations in certain situations, an issuer of an industrial development bond could be the issuing government unit or the ultimate economic obligor of the industrial development bond. Moreover, in certain situations, the guarantor of a guaranteed security (or a direct or standby letter of credit obligor) may also be considered to be an issuer of the guaranteed security;

     3. Issue senior securities including reverse repurchase agreements or borrow money, except from banks, for temporary or emergency purposes including meeting redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of Tax-Exempt Fund's total assets (including the amount borrowed) valued at the lesser of cost or market less liabilities (not including the amount borrowed) at the time the borrowing is made;

     4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net total assets but only to secure borrowings for temporary or emergency purposes;

     5. Purchase securities on margin, make short sales of securities or maintain a short position;

     6. Write or sell puts, calls, straddles, spreads or combinations thereof, except that Tax-Exempt Fund may acquire stand-by commitments;

     7. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with Tax-Exempt Fund's investment objective, policies and limitations may be deemed to be underwriting;

     8. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that Tax-Exempt Fund may invest in debt obligations secured by real estate, mortgages or interests therein;

     9. Make loans except that Tax-Exempt Fund may purchase or hold debt obligations, and enter into repurchase agreements in accordance with its investment objective, policies and limitations;

     10. Purchase any securities which would cause more than 25% of the value of Tax-Exempt Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of (i) obligations issued by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions, (ii) certificates of deposit issued by domestic branches of U. S. banks or (iii) Municipal Securities the interest on which is paid solely from revenues of economically related projects. For purposes of this restriction, industrial revenue bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry;

     11. Invest in companies for the purpose of exercising control;

     12. Purchase securities of other investment companies registered under the 1940 Act except in connection with a merger, consolidation, acquisition or reorganization;

     13. Lend its portfolio securities in excess of 20% of its total assets, taken at their value. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission ("SEC") and Tax-Exempt Fund's Board of Directors, including maintenance of collateral of the borrower equal at all times to the current market value of the securities loaned;

     14. Invest more than 10% of the value of Tax-Exempt Fund's assets in securities which are illiquid because of legal or contractual restrictions on resale, including securities for which there are no readily available markers, repurchase agreements providing for settlement in more than seven days, variable rate demand notes providing for settlement upon more than seven days notice by Tax-Exempt Fund, and time deposits maturing in more than seven days;

     15. Invest more than 5% of the value of its total assets in the securities of issuers having a record, including predecessors, of fewer than three years of continual operations, except obligations issued or guaranteed by the U.S government, its agencies or instrumentalities.

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction. Tax-Exempt Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of Tax-Exempt Fund in certain states. Should Tax-Exempt Fund determine that any such commitment is no longer in the best interests of Tax-Exempt Fund and its shareholders, Tax-Exempt Fund will revoke the commitment by terminating the sale of shares of Tax-Exempt Fund in the state involved. The percentage limitations contained in the restrictions listed above apply at the time of purchases of securities.


MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS

     The business and affairs of each of the Funds are managed under the direction of their respective Boards of Directors which has overall supervisory responsibility for the Fund. By virtue of the responsibilities assumed by SG Cowen under the Investment Management Agreements, neither Fund will require executive employees other than its officers, none of whom will devote full time to the affairs of that Fund.

     The names of the directors and officers of the Funds, their addresses, principal occupations during the past five years and other affiliations are set forth below. Each Director who is an "interested person" of the Funds, as defined in the 1940 Act, is indicated by an asterisk; unless noted otherwise, the business address of each such individual is Financial Square, New York, New York 10005. Each of the directors is also a director of all of the investment companies of which SG Cowen is Investment Manager.

DIRECTORS OF THE FUNDS

     James H. Carey, Director, age 65. Managing Director of Briarcliff Financial Associates, Inc. (since June, 1991) and former Chief Executive Officer, Director and Treasurer of National Capital Benefits Corporation (since March, 1994). Mr. Carey is also a Director of Airborne Freight Corporation, Jonathan Woodner Company, former Director of NCB Insurance Limited (Bermuda), Director of The Midland Company, The Murray & Isabella Rayburn Foundation, Nantucket Industries, Inc. and Vice Chairman of the U.S. Committee for UNICEF. His address is 44 Sleepy Hollow Road, Briarcliff Manor, New York 10510.

     *Joseph M. Cohen, Chairman and Chief Executive Officer of the Funds, age
60. Chairman of SG Cowen Securities Corporation since July 1, 1998. Prior thereto, Principal Executive Officer and Class I Limited Partner of Cowen & Co. ("Cowen") and Chairman and President of Cowen Incorporated. Director, Chairman and Chief Executive Officer of the SG Cowen Mutual Funds.

     Dr. Peter P. Gil, Director, age 75. Director, Arthur D. Little Management Institute Board since 1991, former Executive Board Member and currently Acting Dean of the Institute; Trustee and Executive Committee Member, Plimoth Plantation, (Plymouth, Mass.). From July 1988 to July 1994, Dr. Gil served in a variety of senior administrative positions at the Sloan School of Management, Massachusetts Institute of

Technology, as Director, Management of Technology Program, the Senior Executive Program, External Relations of the School; and Senior Lecturer. Prior to July 1988 he was Associate Dean of the School. His address is 79 Main Street, New Castle, New Hampshire 03854-0651.

     Dr. Martin J. Gruber, Director, age 60. Former Chairman, Department of Finance and Nomura Professor of Finance, Leonard N. Stern School of Business Administration, New York University. He is also a Trustee of BT Pyramid Mutual Funds, Director of Japan Equity Fund, Inc., and the Taiwan Equity Fund, Inc.; and a Trustee of BT Leadership Trust and the T.I.A.A. Board. His address is New York University, 44 West 4th Street, New York, New York 10012.

     Burton J. Weiss, Director, age 67.   Self-employed consultant since March,
1988.  His address is 103 Marin Drive, Chapel Hill, North Carolina 27516.

OFFICERS OF THE FUNDS

     Rodd M. Baxter, Secretary, age 48. Director and Senior Counsel of SG Cowen since July 1, 1998. Prior thereto, he was General Counsel of Cowen Asset Management and Director of Cowen.

     Gordon G. Ifill, Assistant Investment Officer, age 35. Director and Portfolio Manager of SG Cowen since July 1, 1998. Prior thereto, he was a Director and Portfolio Manager of Cowen Asset Management.

     Gerald P. Kaminsky, Senior Investment Officer, age 59. Managing Director of SG Cowen since July 1, 1998. Prior thereto, he was a Class I Limited Partner of Cowen and Managing Director of Cowen Incorporated.

     Alan Koepplin, Investment Officer, age 46. Director and Portfolio Manager of SG Cowen since July 1, 1998. Prior thereto, he was a Director and Senior Vice President of Cowen Asset Management.

     Creighton H. Peet, Vice President, Treasurer, Senior Investment Officer, age 60, Managing Director of SG Cowen since July 1, 1998. Prior thereto, he was a Class I Limited Partner of Cowen and Managing Director of Cowen Incorporated.

     David Sarns, President, age 44. Chief Administrative Officer and Managing Director of SG Cowen since July 1, 1998. Prior thereto, he was a Chief Administrative Officer and Class I Limited Partner of Cowen and Managing Director of Cowen Incorporated.

     Irwood Schlackman, Controller, age 58. Vice President of SG Cowen since July 1, 1998. Prior thereto, he was a Mutual Fund Administrator of Cowen.

COMPENSATION

     No officer, director, partner or employee of SG Cowen or its affiliates will receive any compensation from the Funds for serving as an officer or director of the Funds. Directors who are not officers, directors, partners, stockholders or employees of SG Cowen or its affiliates receive from each Fund a fee of $3,000 per annum plus $500 per meeting and $375 for each audit committee meeting attended and reimbursement for travel and out of pocket expenses. To the knowledge of the Funds and SG Cowen, no shareholder beneficially owned 5% or more of either Fund's outstanding common stock, and none of the Funds' directors and officers, either individually or as a group, beneficially owned more than 1% of the Funds' outstanding stock as of the close of business on January 15, 1999.

COMPENSATION TABLE

Name of                 Aggregate      Pension or    Estimated   Annual Total
Person                  Compensation   Retirement    Benefits    Compensation
                        Received from  Benefits      Upon        From
                        Each Fund      Accrued as    Retirement  Registrant
                                       Part of Fund              and Fund
                                       Expenses                  Complex Paid
                                                                 to Directors*
James H. Carey           $5,750         -0-           -0-         $28,750
Peter Gil                $5,750         -0-           -0-         $28,750
Martin J. Gruber         $5,750         -0-           -0-         $28,750
Burton J. Weiss          $5,750         -0-           -0-         $28,750

     *There are seven funds in the complex.

INVESTMENT MANAGER

     Until July 1, 1998, Cowen served as investment manager and principal underwriter to the Funds. On July 1, 1998, Cowen's business was combined with Societe Generale Securities Corporation ("SGSC"), a subsidiary of Societe Generale ("SG"), to form SG Cowen Securities Corporation ("SG Cowen") (the "Acquisition"). SG, a leading international commercial and investment bank established in 1864, has a global network of offices in over 80 countries. Since July 1, 1998, SG Cowen has served as the new investment manager to the Funds, with the existing investment management personnel of Cowen continuing to provide investment management services to the Funds.

     Each of the management agreements between Cowen and the Funds provided for automatic termination in the event of its "assignment," which included consummation of the Acquisition. Accordingly, new management agreements between SG Cowen and each Fund (the "New Agreements"), identical in material respects with the prior management agreements, were approved by the Board of Directors of each Fund at a meeting held on May 21, 1998. On June 16, 1998, Cowen and SGSC were granted an exemptive order by the Securities and Exchange Commission pursuant to which the New Agreements were permitted to be implemented without shareholder approval beginning on July 1, 1998 and continuing, for a period of up to 150 days, through the date on which each of the New Agreements are approved or disapproved by the respective shareholders of the Funds.

     The shareholders of the Reserve Fund and Tax-Exempt Fund approved the continuance of the New Agreements on October 8, 1998 and September 17, 1998, respectively. Each of the New Agreements contain substantially the same terms and conditions as the corresponding prior management agreements, including the management fee payable by the Funds.


     SG Cowen is a member of the New York, American and other principal national securities exchanges and of the National Association of Securities Dealers, Inc. ("NASD"). SG Cowen's principal address is 1221 Avenue of Americas, New York, New York.

     Pursuant to the Investment Management Agreements between SG Cowen and the Funds, SG Cowen has agreed to be responsible for each Fund's investment program. Subject to the supervision and direction of the Funds' Boards of Directors, SG Cowen manages each Fund's portfolio in accordance with the stated policies of that Fund. SG Cowen makes investment decisions for each Fund and places the purchase and sale orders for portfolio transactions. SG Cowen also furnishes each Fund statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and certain legal and other filings with the SEC and state Blue Sky authorities, calculates the net asset value of shares of each Fund and generally assists in all aspects of the Funds' operations. SG Cowen compensates certain securities dealers whose customers are shareholders of either Fund for providing administrative services to those shareholders that would otherwise be provided by SG Cowen. Such compensation is paid solely from SG Cowen's resources and is not paid directly or indirectly by either Fund.

     For the fiscal years ended September 30, 1996, 1997 and 1998, the Fund's Investment Manager received fees for services rendered to Reserve Fund of $5,266,603, $6,144,043 and $7,259,032, respectively. For the fiscal years ended September 30, 1998, 1997 and 1996, the Fund's investment manager earned investment management fees from Tax-Exempt Fund of $988,377, $905,499 and $784,964 respectively, but waived $197,675, $181,100 and $156,993, respectively, of such fees.

PRINCIPAL UNDERWRITER

     Funds Distributor, Inc., 60 State Street, Boston, MA 02109 is the principal underwriter to the Funds.

CUSTODIAN AND TRANSFER AND DIVIDEND AGENT

     Investors Fiduciary Trust Company, P.O. Box 41911, Kansas City, MO 64141, is the custodian of the Funds' assets.

     DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105, is the Funds' transfer and dividend disbursing agent.


PURCHASE, REDEMPTION AND PRICING OF SHARES


     Shares of the Funds are distributed by Funds Distributor, Inc. on a best efforts basis. The Funds offer their shares continually and without a sales load. Additional information on how to purchase and redeem Funds shares is included in the Prospectus. The issuance of shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

     Persons who are interested in purchasing shares of the Funds by wire transfer should contact the Fund directly at 1-800-262-7116. Such broker/dealer must be a member of the NASD, or a foreign non-member of the NASD, which has entered into a Sales Agreement with Funds Distributor, Inc. with respect to the stock of that Fund. Funds Distributor, Inc. reserves the right to reject any purchase order. From time to time, registered representatives of broker-dealers that enter into selected dealer agreements with Funds Distributors, Inc. and sell shares of the Funds will receive non-cash compensation in the form of gifts or prizes such as merchandise or trips.

     In the case of orders from its customers or customers of its correspondents for purchase of shares paid for other than in Federal Funds. SG Cowen will complete the conversion into, or itself advance at no charge, Federal Funds on the day following receipt of an order. Investors whose payments are received in or converted into Federal Funds by SG Cowen or Federal wires received by SG Cowen not later than 2:00 P.M., New York time, will become shareholders on that day. Investors whose payments are received in or converted into Federal Funds or Federal wires received by SG Cowen after 2:00 P.M., New York time, by SG Cowen will become shareholders on the following business day. A shareholder will begin to accrue daily dividends the day after becoming a shareholder. SG Cowen will provide each shareholder with written confirmations monthly of each purchase and sale transaction effected for his account during the period, including the automatic reinvestment of dividends in additional shares of a Fund.

     EXCHANGE PRIVILEGE. Shares of either Fund may be exchanged for shares of the other Fund and/or the following mutual funds for which SG Cowen serves as investment manager.

-SG COWEN INTERMEDIATE FIXED INCOME FUND, a fund that seeks current income and stability of principal by investing primarily in high quality intermediate term fixed income securities. This fund is a series of SG Cowen Funds, Inc.

- SG COWEN GOVERNMENT SECURITIES FUND, a fund that seeks total return consisting of current income and appreciation of capital through investing primarily in securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. This fund is a series of SG Cowen Funds, Inc.

-SG COWEN INCOME + GROWTH FUND, INC., a fund that seeks a high level of dividend income, to the extent consistent with prudent investment management, by investing primarily in income producing equity securities.

-SG COWEN OPPORTUNITY FUND, a fund whose investment objective is appreciation of capital through investing primarily in small capitalization issuers. This fund is a series of SG Cowen Funds, Inc.

-SG COWEN LARGE CAP VALUE FUND, a fund that seeks capital appreciation by investing primarily in equity securities deemed to be undervalued. Current income from dividends is a secondary objective. The fund is a series of SG Cowen Series Funds, Inc.

     Shares of these mutual funds are available only to investors residing in states where these mutual funds are qualified for sale. They are sold pursuant to separate prospectuses that may be obtained through Funds Distributor, Inc., any SG Cowen account representative, through account representatives of SG Cowen Correspondents, or through any other member of the NASD, or foreign non-member of the NASD, which has entered into a Sales Agreement with Funds Distributor, Inc. with respect to such funds. A shareholder may effect exchanges among these mutual funds and a Fund on the basis of relative net asset values without imposition of a sales charge; provided, however, that where shares of a Fund acquired through a direct purchase are exchanged for shares of SG Cowen Intermediate Fixed Income Fund or SG Cowen Government Securities Fund, SG Cowen Income + Growth Fund, Inc., or SG Cowen Opportunity Fund (collectively the "non-money market funds"), the appropriate sales charge will be imposed at the time of the exchange. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is subject to termination and its terms are subject to change upon 60 days' notice to shareholders.

     The non-money market funds offer three classes of shares (Class A, B and I shares). Shareholders of Reserve Fund and Tax-Exempt Fund may not exchange their shares for Class A or Class B shares, and if eligible, Class C shares, of the non-money market funds, unless the money market fund shares being exchanged were acquired through an exchange from a non-money market fund and not by a direct purchase; if those shares were acquired by exchange from a non-money market fund, they may be exchanged only for shares of the same class that the shareholder previously held. In cases where shares of the non-money market fund previously held were acquired prior to May 16, 1994, corresponding shares of the money market fund may be exchanged only for Class A shares (or Class I shares, if eligible) of a non-money market fund.

     The Funds' portfolio securities are valued on the basis of amortized cost. Under this method of valuation, the Funds will initially value the portfolio securities at cost. If the security was purchased at a discount, the Funds will thereafter assume a constant proportional increase in value until maturity. If the security was purchased at a premium, the Funds will thereafter assume a constant proportional decrease in value until maturity. The Funds' Board of Directors has established procedures reasonably designed to stabilize the net asset value per share for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board deems appropriate, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In the event the difference between the two exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be taken. The Board will also take such action as it deems appropriate to eliminate or to reduce to the extent reasonably practicable, any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.

     The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King Day (third Monday in January), Washington's Birthday (third Monday in February), Good Friday, Memorial Day (last Monday in May), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     Expenses and fees of each Fund, including the Investment Manager's fee, are accrued daily and taken into account for the purpose of determining net asset value. Although investments of each Fund will be valued on the basis of amortized cost, the Funds will also monitor the value of their portfolios by reference to fair market value computation.

     SG Cowen and other broker-dealers that have entered into selected dealer agreements with Funds Distributor, Inc. generally will effect redemptions of shares upon oral instruction received from a shareholder. It is the Funds' policy that the redeeming shareholder bear the risk of loss in the event of a fraudulent oral redemption instruction. If shares are to be redeemed pursuant to an order sent to DST by the shareholder, DST will require written redemption instructions signed by the shareholder of record, which signature must be guaranteed by a commercial bank or trust company located or having a correspondent in New York City, or by a member firm of the New York Stock Exchange. If certificates have been issued representing the shares to be redeemed, such certificates must also be endorsed, or a duly executed stock power must be furnished, with signature guaranteed as discussed above, and must be submitted your dealer DST with the redemption request. Your dealer or DST may require further documentation if the shareholder is a corporation, partnership, trust, estate or other entity. Certain dealers may impose a charge in connection with redemptions effected by federal wire.

CHECK REDEMPTION PRIVILEGE

     An investor may designate on an Application for Checks, or by later written request, that a Fund of which he is a shareholder provide him with redemption checks drawn on the Fund's account at DST. These checks will be sent only to the person in whose name the account is registered and only to the address of record. The Application must be manually signed by the registered owner(s). Shareholders having jointly-owned accounts may authorize checks to be drawn with the signature of only one of the owners. Checks may be payable to the order of any person in an amount of $100 or more. Dividends are earned until the check clears. After clearance, the check will be returned to the investor. Shareholders should be aware that use of the check redemption procedure does not give rise to a banking relationship between the shareholder and DST, which will be acting solely as transfer agent for the Fund. When a check is presented to DST for payment, DST, as the investor's agent, will cause the appropriate Fund to redeem a sufficient number of shares from the investor's account to cover the amount of the check. However, investors will be subject to the same rules and regulations that DST applies to checking accounts and the other restrictions set forth herein. There is no charge to the investor for this checking service. SG Cowen representatives, upon request, will provide shareholders with the forms which must be completed in order to avail themselves of this method of redemption. Shareholders may also obtain these forms by writing to DST, 210 West 10th Street, Kansas City, MO 64105.

     Shares for which stock certificates have been issued may not be redeemed by check. If an investor's account is not adequate to cover the amount of the check, the check will be returned marked insufficient funds. Checks should not be used to close an account. The check redemption privilege may be modified or terminated at any time by either Fund or by DST.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on the Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Funds may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

PORTFOLIO TRANSACTIONS

     Purchase and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by Funds for such purchases. Purchases of portfolio securities from underwriters, if any, will include a commission or concession paid by the issuer to the underwriters and purchases from dealers serving as market makers will be made at a discount from the retail price of the securities. While SG Cowen generally seeks competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available on each transaction.

     Allocation of transactions, including their frequency, to various dealers is determined by SG Cowen in its best judgment and in a manner deemed fair and reasonable to shareholders.

CAPITAL STOCK

     Reserve Fund has authorized capital of 2,000,000,000 shares of common stock, $.01 par value per share. Tax-Exempt Fund has authorized capital of 1,000,000,000 shares of common stock, $.001 par value per share. Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held.

TAXATION

     The Funds have qualified, and each intends to continue to qualify each year, as a regulated investment company. As such, the Funds will not be subject to federal income tax on its net investment income and net capital gains, if any, that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income in each taxable year. Depending upon the extent to which it is, or is deemed to be, conducting business in certain states and localities, the Funds may be subject to taxation in such states or localities.

     If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deductions for distributions to its shareholders.) In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to shareholders to the extent of current and accumulated earnings and profits, and would be eligible for the dividends received deductions for corporations in case of corporate shareholders.

     Foreign countries may impose withholding and other taxes on interest paid to the Funds with respect to its foreign investments. However, certain of such foreign countries may have entered into tax conventions with the United States which reduce or eliminate such taxes.

     At September 30, 1998, Reserve Fund and Tax-Exempt Fund has unused capital loss carryovers of approximately $1,714,000 and $19,000, respectively, available for Federal income tax purposes to be applied against future securities profits, if any. If not applied, the carryovers expire in fiscal 2001 and 2006, and in fiscal 2000, 2001 and 2002, respectively.

     If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to withholding then the shareholder may be subject to a 31% "backup withholding tax" with respect to (i) taxable dividends and distributions, if any, and (ii) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his social security number. The

31% "backup withholding tax" is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

     Because the Tax-Exempt Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Tax-Exempt Fund shares is not deductible for federal income tax purposes. In addition, the Code may require a shareholder, if he receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any dividend paid by the Tax-Exempt Fund which represents income from industrial development bonds held by the Tax-Exempt Fund may not retain its tax-exempt status in the hands of an investor who is a "substantial user" of a facility financed by such bonds or a "related person" thereof. In addition, the receipt of Tax-Exempt Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and an S corporation's shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisors as to whether they may be "substantial users" with respect to a facility or "related" to such users within the meaning of the Code, or subject to the federal branch profits tax or excess net passive income tax.

DETERMINATION OF YIELD

     The Funds will make available on each business day a "yield quotation", which is a computation of the yield on its portfolio. The yield for a Fund is calculated by determining the net change in the value of a hypothetical preexisting account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Each Fund may also calculate an effective annualized yield quotation computed on a compound basis by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1.

     Current yield will fluctuate from time to time and is not necessarily representative of future results. Current yield information may be useful in reviewing a Fund's performance, but because current yield will fluctuate such information may not provide a basis for comparison with bank deposits, or other investments which pay a fixed yield for a stated period of time. The kind and quality of the instruments in a Fund's portfolio, its portfolio maturity, and its operating expenses affect the current yield of a Fund. An investor's principal is not guaranteed by a Fund.

     Investors should recognize that in periods of declining interest rates a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of a

Fund's portfolio, thereby reducing the current yield of a Fund. In periods of rising interest rates, the opposite can be expected to occur.

     On occasion, Reserve Fund and Tax-Exempt Fund may compare their yields to IBC's Money Fund Average (First Tier) and IBC's Tax-Free Fund Index, respectively. Averages compiled by IBC's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds. As with yield quotations, yield comparisons should not be considered as representative of the Funds' yields for any future period. For the seven-day period ending September 30, 1998, the yields for Reserve Fund and Tax-Exempt Fund were 4.98% and 3.10%, respectively.


AUDITORS AND COUNSEL


     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, has been selected as the Fund's independent auditor.

     Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Funds.


FINANCIAL STATEMENTS


     The Funds hereby incorporate by reference the financial statements and related notes and the report of Ernst & Young LLP thereon included in the Funds' Annual Report to Shareholders for the fiscal year ended September 30, 1998. The Funds will provide a copy of the Annual Report to each person who requests a copy of this Statement of Additional Information. The Funds will also furnish a copy of the Annual Report without charge to any Shareholder upon request directed to the Funds at the address or telephone number given on the cover page of this Statement of Additional Information.


APPENDIX


     Description of the two highest grades of rating of commercial paper, medium term notes, and bonds and municipal securities of S&P, Moody's, Fitch, Duff, Thomson, and IBCA. The Funds do not purchase or hold instruments rated below these two grades.

COMMERCIAL PAPER

S&P

     The rating A1+ is the highest commercial paper rating assigned by S&P. Commercial paper rated A1 by S&P indicates a very strong degree of safety regarding timely payments. Commercial paper rated A1+ are those with an "overwhelming degree of credit protection". Long term senior debt of the same issuer is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Capacity for timely payment on issues with an A-2 designation is strong. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A1+ or A1 (which constitute the top grade), or A2.

MOODY'S

     The rating Prime1 ("P-1") is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 ("P-2") have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
FITCH

     The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch; it reflects an assurance of timely payment only slightly less in degree than the strongest issues.

DUFF

     The highest category of Duff ratings includes Duff 1+, Duff 1 and Duff 1-. Duff 1+ indicates the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 (Good Grade) indicates good certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are small.

THOMSON

     The highest Thomson short-term rating is TBW-1, which indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. Thomson assigns its second highest rating, TBW-2, to short-term paper if, in Thomson's judgment, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

IBCA

     The highest category of IBCA short-term ratings is A1+, assigned to obligations believed to be supported by the highest capacity for timely repayment. The second category, A1, is assigned to obligations supported by a strong capacity for timely repayment.

MEDIUM TERM NOTE RATINGS

     Medium Term Notes are rated by the same rating agencies which rate commercial paper.

S&P

     Bonds rated AA by S&P are judged by S&P to be high-grade obligations, and in the majority of instances differ only in small degrees from issues rated AAA. Bonds rated AAA are considered by S&P to be the highest-grade obligations and possess the ultimate degree of protection as to principal and interest.

MOODY'S

     Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger.

FITCH

     Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to only slight market fluctuations other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

DUFF

     Bonds rated AAA by Duff represent Duff's judgment of highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. An AA rating (including AA+, AA and AA-) from Duff indicates Duff's judgment of high credit quality. Risk is modest but may vary slightly from time to time because of economic conditions.

THOMSON

     The highest Thomson rating, A, indicates that the company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and very good access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization. The second highest Thomson rating, A/B, indicates that the company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

IBCA

     IBCA assigns its highest rating, AAA, to obligations for which it believes there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. The second highest rating, AA, is assigned to obligations for which there is very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

MUNICIPAL SECURITIES RATINGS

STANDARD & POOR'S CORPORATION ("S&P")

The following summarizes the highest two ratings used by S&P for Municipal
Securities:

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

To provide more detailed indications of credit quality, the "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

MOODY'S INVESTORS SERVICE, INC.

The following summarizes the highest two ratings used by Moody's for bonds:

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements maybe of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its Generic rating category.

FITCH INVESTORS SERVICE INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to only slight market fluctuations other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad.
The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

SHORT-TERM MUNICIPAL NOTES

S&P

The following summarizes the two highest ratings used by S&P for short-term notes:

SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

MOODY'S

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

MIG-1/VMlG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad based access to the market for refinancing, or both.

MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal securities are not rated by Thomson, Duff  or IBCA.

                                     PART C
                                OTHER INFORMATION


Item 23:  Exhibits:


Exhibit No.                       Description of Exhibits
-----------                       -----------------------
   (a)(1)             Articles of Incorporation of Registrant, June 15, 1981(a)

   (a)(2)             Articles of Amendment of Registrant, June 11, 1998

   (a)(3)             Articles of Amendment, Sept. 14, 1981(a)

   (a)(4)             Articles of Revival of Registrant, Nov. 11, 1992(a)

   (b)(1)             Amended and Restated By-Laws, Oct. 28, 1987(a)

   (b)(2)             Amendment to the By-Laws, Dec. 15, 1992(a)

   (c)                Not applicable

   (d)                Investment Management Agreement, July 1, 1998

   (e)                Distribution Agreement, July 1, 1998

   (f)                Not applicable

   (g)                Custody Agreement with Investors Fiduciary
                      Trust Company, May 8, 1988(a)

   (h)                Not Applicable

                                      C-1

  (i)(a)              Opinion and consent of Venable, Baetjer and Howard, Oct.
                      19, 1981(a)

  (i)(b)              Opinion and consent of Willkie Farr & Gallagher, Oct. 20,
                      1981(a)

  (j)                 Consent of Independent Auditors, November 30, 1998

  (k)                 Not applicable

  (l)                 Not applicable

  (m)                 Not applicable

  (n)                 Financial Data Schedule

  (o)                 Not applicable

          (a) Previously filed January 28, 1997


Item 24.  Persons Controlled by or Under Common Control with
Registrant

                None



Item 25.  Indemnification

          Reference is hereby made to Registrant's Registration Statement filed on July 1, 1981, as amended on October 21, 1981.

Item 26.  Business and Other Connections of Investment
               Manager; and Principal Underwriter



     SG Cowen Securities Corporation ("SG Cowen") serves as Investment Manager to Registrant. SG Cowen is also the Investment Manager of SG Cowen Income + Growth Fund, Inc. ("CI+G"), SG Cowen Standby Tax-Exempt Reserve Fund, Inc. ("CSTXRF"), the series of stock representing SG Cowen Large Cap Value Fund ("CLCVF"), the sole portfolio of SG Cowen Series Funds, Inc. ("CSF"), the series of stock representing the SG Cowen Opportunity Fund ("COF"), SG Cowen Intermediate Fixed Income Fund ("CIFIF") and SG Cowen Government Securities Fund ("CGSF") portfolios of SG Cowen Funds, Inc. ("CFI"). SG Cowen is also a registered broker-dealer and investment banker. Listed below are the names of all of the Directors and Executive Officers of SG Cowen as of November 15, 1998, their positions with SG Cowen, and under the heading "Other Business Activities and Principal Business Addresses", any business, profession, vocation or employment of a substantial nature (other than business of SG Cowen) in which they have been engaged for their own account or in the capacity of director, officer, employee, partner or trustee during the past two fiscal years of the Registrant.


                                                                                OTHER BUSINESS
     NAME                     POSITION                                          ACTIVITIES
     ----                     --------                                          ----------

Cohen, Joseph M.              Chairman and Director                             7/98 - Present
                              Chairman                                          6/67 - 7/98 Cowen & Co.

Welling, Curtis R.            President, Chief Executive Officer
                              and Director                                      7/98 - Present
                              President and Chief Executive Officer             3/96 - 7/98 Societe Generale
                                                                                Securities Incorporation

Peterson, Charles T.          Chief Financial Officer                           7/98 - Present
                              Chief Financial Officer                           1/90 - 7/98 Cowen & Co.

Pinto, Antonio G.             Chief Operations Officer and                      7/98 - Present
                              Managing Director
                              Managing Director                                 7/68 - 7/97 Cowen & Co.

Bowden, William P., Jr.       General Counsel                                   7/98 - Present
                              General Counsel                                   2/97 - Present - Societe Generale
                              General Counsel                                   12/96 - 2/97 Credit Suisse
                                                                                First Boston Corp.

Walsh, James M.               Director                                          7/98 - Present
                              Chief Operations Officer and Director             9/96 - 7/98 Societe Generale
                                                                                Securities Corporation

Bouher, Jacques               Director                                          7/98 - Present
                              General Manager, Int'l Division                   11/95 - Present - Societe Generale
                                                                                Paris, France

Guillebert, Jean-Benard       Director                                          7/98 - Present
                              Chief Executive Officer - General Manager         9/95 - Present - Societe Generale
                                                                                USA - Paris, France

Huet, Jean                    Director                                          7/98 - Present
                              Chief Executive Officer - General Manager         1/93 - Present - Societe Generale
                                                                                USA

Joyet, Alain                  Director                                          7/98 - Present
                              Deputy General Manager                            12/95 - Present - Societe Generale
                                                                                Paris, France

Lacaze, Gerald                Director                                          7/98 - Present
                              Officer                                           11/78 - Present - Societe Generale
                                                                                Paris, France

LeRoux, Robert                Director                                          7/98 - Present
                              Director                                          6/95 - Present - Societe Generale
                                                                                Paris, France


                                                                                OTHER BUSINESS
     NAME                     POSITION                                          ACTIVITIES
     ----                     --------                                          ----------
Oudet, Jean-Paul              Director                                          7/98 - Present
                              Director of Debt Currencies                       6/93 - Present - Societe Generale
                                                                                Paris, France

Tuloup, Yves                  Director                                          7/98 - Present
                              Chief Executive Officer - Global Equity           1/96 - Present - Societe Generale
                                                                                Paris, France

SG Securities Corporation
1221 Avenue of the Americas
New York, New York 10020

Societe Generale
29, Boulevard Haussmann
75009 Paris, France

Item 27. Principal Underwriters.
-------- -----------------------

     (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.

American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Premium Reserves, Inc.
American Century Quantitative Equity Funds
American Century Strategic Asset Allocations, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios, Inc.
American Century World Mutual Funds, Inc.
BIB Investment Funds
The Brinson Funds
Dresdner RCM Capital Funds, Inc.
Dresdner RCM Equity Funds, Inc.
Founders Funds, Inc.
Harris Insight Funds Trust
HT Insight Funds, Inc. d/b/a Harris Insight Funds
J.P. Morgan Institutional Funds
J.P. Morgan Funds
JPM Series Trust
JPM Series Trust II
LaSalle Partners Funds, Inc.
Kobrick-Cendant Investment Trust
Merrimac Series
Monetta Fund, Inc.
Monetta Trust
The Montgomery Funds I
The Montgomery Funds II
The Munder Framlington Funds Trust
The Munder Funds Trust
The Munder Funds, Inc.
National Investors Cash Management Fund, Inc.
Orbitex Group of Funds
SG Cowen Funds, Inc.

SG Cowen Income + Growth Fund, Inc.
SG Cowen Standby Reserve Fund, Inc.
SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
SG Cowen Series Funds, Inc.
St. Clair Funds, Inc.
The Skyline Funds
Waterhouse Investors Family of Funds, Inc.
WEBS Index Fund, Inc.

     Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

     (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.


      Director, President and Chief          - Marie E. Connolly
         Executive Officer
      Executive Vice President               - George A. Rio
      Executive Vice President               - Donald R. Roberson
      Executive Vice President               - William S. Nichols
      Senior Vice President, General         - Margaret W. Chambers
         Counsel, Chief Compliance Officer,
         Secretary and Clerk
      Senior Vice President                  - Michael S. Petrucelli
      Director, Senior Vice President,       - Joseph F. Tower, III
         Treasurer and Chief Financial
         Officer
      Senior Vice President                  - Paula R. David
      Senior Vice President                  - Allen B. Closser
      Senior Vice President                  - Bernard A. Whalen
      Chairman and Director                  - William J. Nutt

     (c)     Not applicable.

Item 28.  Location of Accounts and Records


               (1)    SG Cowen Standby Reserve Fund, Inc.
                      Financial Square
                      New York, New York 10005

               (2)    Investors Fiduciary Trust Company
                      127 West 10th Street
                      Kansas City, Missouri 64105

Item 29.  Management Service

               Not applicable.

Item 30.  Undertakings

               Not applicable.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 1st day of December, 1998.



                                 SG COWEN STANDBY RESERVE FUND, INC.


                                        by Rodd M. Baxter,
                                        Attorney-in-Fact
                                        ----------------
                                        Joseph M. Cohen, Chairman


     Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.



     Signature                     Title                       Date
     ---------                     -----                       ----

     by Rodd M. Baxter,
     Attorney-in-Fact
     ----------------
     Joseph M. Cohen               Chairman and Director       December 1, 1998
                                   (Chief Executive Officer)


     by Rodd M. Baxter,
     Attorney-in-Fact
     ----------------
     Creighton H. Peet             Treasurer (Chief            December 1, 1998
                                   Financial and Accounting
                                   Officer)


     by Rodd M. Baxter,
     Attorney-in-Fact
     ----------------
     James H. Carey                Director                    December 1, 1998


     by Rodd M. Baxter,
     Attorney-in-Fact
     ----------------
     Peter P. Gil                  Director                    December 1, 1998


     by Rodd M. Baxter,
     Attorney-in-Fact
     ----------------
     Martin J. Gruber              Director                    December 1, 1998


     by Rodd M. Baxter,
     Attorney-in-Fact
     ----------------
     Burton J. Weiss               Director                    December 1, 1998

                                INDEX TO EXHIBITS


Exhibit No.                          Description of Exhibits
-----------                          -----------------------


  99(a)(2)             Articles of Amendment

  99(d)                Investment Management Agreement

  99(e)                Distribution Agreement

  99(j)                Consent of Independent Auditors, November 30, 1998

  99(n)                Financial Data Schedule